Value Investing in Small Companies
                             for More Than 25 Years


                                      THE
                                     ROYCE
                                     FUNDS




                            ROYCE TOTAL RETURN FUND

                          ROYCE LOW-PRICED STOCK FUND

                         ROYCE FINANCIAL SERVICES FUND


                               1998 Annual Report



                               www.roycefunds.com

THE ROYCE FUNDS ROAD MAP
--------------------------------------------------------------------------------


                              TWO DISTINCT MARKETS

For more than 25 years, Royce & Associates has utilized a disciplined value approach to select small-cap companies. We believe that the small-cap universe is comprised of two distinct markets, small- and micro-cap, and that each requires a distinct investment strategy.


                             [Blue Rule] SMALL-CAP
                           [Yellow Rule] MICRO-CAP

================================================================================

CORE FUNDS

The small-cap universe (companies with market caps between $300 million and $1        [Blue Rule] ROYCE PREMIER FUND
billion) is no longer small, unknown or under-owned; therefore, we believe that                   Concentrated Small-Cap Portfolio
this higher level of efficiency requires greater portfolio concentration.

The micro-cap universe (companies with market caps less than $300 million)          [Yellow Rule] ROYCE MICRO-CAP FUND
provides more choices (approximately 6,500 companies), yet greater trading                        Diversified Micro-Cap Portfolio
difficulties; therefore, we believe that broad diversification is appropriate given the liquidity constraints of this sector.


COMBINED FUNDS

These portfolios invest in both small- and micro-cap companies and represent our      [Blue Rule] PENNSYLVANIA MUTUAL FUND
flagship approach. Two of our combined portfolios, Pennsylvania Mutual Fund and     [Yellow Rule] Diversified Small- and Micro-Cap
PMF II, employ a more diversified investment strategy and are designed for both                   Portfolio
individuals and institutions. Royce GiftShares Fund, one of the few gifting and
estate-planning portfolios, uses a more concentrated approach.                        [Blue Rule] PMF II
                                                                                    [Yellow Rule] Diversified Small- and Micro-Cap
                                                                                                  Portfolio

                                                                                      [Blue Rule] ROYCE GIFTSHARES FUND
                                                                                    [Yellow Rule] Concentrated Small- and Micro-Cap
                                                                                                  Portfolio


THEME FUNDS

These portfolios invest in securities primarily found in our Core Funds that          [Blue Rule]  ROYCE TOTAL RETURN FUND
have special attributes. One has low-volatility characteristics (dividends), one    [Yellow Rule]  Dividend-Paying Securities
has the potential for higher returns and volatility (low-priced stocks) and one
takes specific sector (financial services) risk. Performance and volatility may       [Blue Rule]  ROYCE LOW-PRICED STOCK FUND
be substantially different for each of these portfolios.                            [Yellow Rule]  Stocks Priced Below $15

                                                                                      [Blue Rule]  ROYCE FINANCIAL SERVICES FUND
                                                                                    [Yellow Rule]  Financial Services Companies

[Graphic of a Magnifying Glass Displaying a Close-up of Royce Funds' Share Price Information with background of a Clock and Printed Financial Information]


                                                                 THE ROYCE FUNDS
--------------------------------------------------------------------------------


ANNUAL REPORT REFERENCE GUIDE
================================================================================

Jump, Jive An' Wail: 1998's stock market provided                                                        2
more than its share of swinging moments.
-----------------------------------------------------------------------------------------------------------
It Don't Mean a Thing (If It Ain't Got That Swing): Recent changes to                                    5
small-cap stock definitions have little impact on our own small- and micro-cap work.
-----------------------------------------------------------------------------------------------------------
Royce Total Return Fund's emphasis on dividend-paying securities helped it to                           10
outperform its small-cap benchmark, the Russell 2000, for the one-, three-, five-year and since inception (12/15/93) periods. The Fund has an overall four-star [Four Stars]
rating from Morningstar out of 2,802 domestic equity funds with a three-year history.
-----------------------------------------------------------------------------------------------------------
Royce Low-Priced Stock Fund, one of only two low-priced stock funds available,                          12
outperformed the Russell 2000 for the one-, three-, five-year and since inception
(12/15/98) periods.
-----------------------------------------------------------------------------------------------------------
Royce Financial Services Fund outperformed the Russell 2000 for the                                     14
second half, the one-year and three-year periods.
-----------------------------------------------------------------------------------------------------------
Updates and Notes: What's New on Our Website                                                            16
(www.roycefunds.com) and a Y2K Update.
-----------------------------------------------------------------------------------------------------------
Schedules of Investments and Other Financial Statements.                                                17
-----------------------------------------------------------------------------------------------------------
Postscript: Furby-Mania.                                                                 Inside Back Cover
-----------------------------------------------------------------------------------------------------------


For more than 25 years, our approach has focused on evaluating a company's worth--what we believe a business would sell for in a private transaction between rational and well-informed parties. This requires a thorough analysis of the financial and operating dynamics of a business, as though we were purchasing the entire company. The price we pay for a security must be substantially lower than our appraisal of its worth.


AVERAGE ANNUAL TOTAL RETURNS Through December 31, 1998

                                                                                SINCE
FUND (INCEPTION)                              1-YEAR    3-YEAR     5-YEAR     INCEPTION
----------------------------------------------------------------------------------------
Royce Total Return Fund (12/15/93)             4.8%      17.6%      16.7%       16.6%
----------------------------------------------------------------------------------------
Royce Low-Priced Stock Fund (12/15/93)         2.4       14.5       13.6        13.6
----------------------------------------------------------------------------------------
Royce Financial Services Fund (12/15/94)       8.0       13.9        n/a        15.8
----------------------------------------------------------------------------------------

[Begin Sidebar]

[Photo of Charles M. Royce]
Charles M. Royce, President


I feel very strongly that the
new market cycle will be
shorter, with more histori-
cally typical annualized
returns. The last cycle
began in 1990. By any
traditional measurement,
that was a very long period.
I think that the new cycle
will last no more than a
couple of years and could
well be a very low return
period.

[End Sidebar]


LETTER TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

[Cartoon of Swing Band and Couples Dancing with a Banner Reading, "WALL STREET HOP"]
                                                               -C- Blaustein '99

JUMP, JIVE AN' WAIL

Although the stock market took a brief but dramatic downturn during the third quarter, it was not enough to keep its swinging participants off the dance floor. In three out of four quarters in 1998, large-cap stocks provided investors with jazzed-up returns. In contrast, small-cap securities grooved in quarters one and four, but sang the blues in quarters two and three.

     This year's stock market soiree also produced swing in abundance. According to Tim Hayes of Ned Davis Research, the average daily swing of the Dow Jones Industrial Average ("Dow") in 1998 from the low to the high was 2.6% on an intra day basis or about 225 points a day. On an intra-year basis, the large-cap S&P 500 was off 19.2% from its peak on July 17, 1998 to its trough on August 31, 1998, while the small-cap Russell 2000 was off 36.5% from its April 21, 1998 peak to its October 8 trough. Although both large- and small-cap securities rallied in 1998's fourth quarter, the calendar-year performance disparity between the two indices was the widest since the inception of the Russell 2000 Index in 1979.


THE JOINT IS JUMPIN'

Large-cap and technology stocks were at the top of the charts in 1998. Both the Dow and S&P 500 reached record highs despite third quarter setbacks. The Dow (+18.1%) generated its fourth consecutive year of double digit gains, and the S&P 500 (+28.6%) posted an unprecedented fourth consecutive year of 20%+ returns.

     If this were not amazing enough, consider the results of the Nasdaq Composite, which was up 39.6% for the year. How much of a difference did technology make? The tech-heavy Nasdaq 100 finished 1998 up 85.5% versus only 6.8% for the Nasdaq Industrials. Wow!


2   THE ROYCE FUNDS ANNUAL REPORT 1998

--------------------------------------------------------------------------------

I GOT IT BAD (AND THAT AIN'T GOOD)

While large-cap enjoyed cheers and applause in 1998, small-cap endured cat calls. However, even though the small-cap oriented Russell 2000 did hit some sour notes -- the index was down 2.6% for the full year -- it was not entirely off key, considering it was down 23.9% for the combined second and third quarters. Just how tough was it for small-cap mutual fund investors? According to fund rating service Morningstar, out of 2,802 domestic equity funds overall, only 12 of the 397 small-cap objective funds with a three-year history garnered four or five star ratings as of December 31, 1998. This means that out of the 910 funds that received four or five star ratings, only 1.3% were small-cap portfolios.

     Fortunately for those of us in the small-cap business, there were some smooth sounds to soothe the second and third quarter blues as small-caps staged a short but impressive rally at year-end. From its bottom on October 8 through December 31, the Russell 2000 was up 36.3%, comfortably ahead of the S&P 500, which was up 28.1%. A little more of this in 1999 would be music to our ears.


[pull quote]
[O]ut of the 910 funds that received
four or five star [Morningstar]
ratings, only 1.3% [12 funds] were
small-cap portfolios.
[end pull quote]


EVERY PICTURE TELLS A STORY

While calendar-year periods are often used in performance comparisons, we find that peak-to-peak periods, or full market cycles, are generally more revealing, especially when discussing relative performance. Although small-cap underperformance was evident throughout most of 1998, we believe that the small-cap downturn began much earlier. Prior to the high established on April 21, the last major peak for the Russell 2000 occurred on May 22, 1996, led by technology and a flood of IPO offerings. From that previous peak to the Russell 2000 trough on October 8, 1998, small-cap stocks were not on investors' hit parade.


      LATE '90s: SMALL CAPS LANGUISH
            5/22/96 - 10/8/98
---------------------------------------------

Russell 2000                        -12.0%
---------------------------------------------
S&P 500                              47.6%
---------------------------------------------


     Many investors forget that small-caps were the market leaders for the almost six-year period prior to the peak on May 22, 1996, which began with the small-cap trough in October, 1990. Perhaps the recent period of prolonged underperformance has made memories fuzzy.


EARLY '90s: A COMPLETELY DIFFERENT PICTURE
            10/31/90 - 5/22/96
---------------------------------------------

Russell 2000                        236.2%
---------------------------------------------
S&P 500                             162.1%
---------------------------------------------


     These distinctly different periods demonstrate the ebb and flow between large- and small-cap performance and how unrealistic it is to expect small-cap companies to always lag or large-cap companies to permanently lead. With this in mind, we thought that it would be interesting to examine the April - October small-cap decline in the context of previous downturns. Since the Russell 2000's inception in 1979, there have been five major small-cap declines of 20% or more, including 1998's. Each of the four previous declines was followed by one- to two-year periods of substantial upside performance (70%+).


                                          THE ROYCE FUNDS ANNUAL REPORT 1998   3

[Begin Sidebar]

There has certainly been a
change in market leader-
ship, one that so far has
had its greatest effect within
large-cap. Global multina-
tionals and financial services
have relinquished leadership
to technology, which
continues to be a market-
leading sector within both
large- and small-cap. This
is the beginning, I think, of
a substantial shift in overall
market leadership, which
signals the beginning of a
new market cycle.

[End Sidebar]


--------------------------------------------------------------------------------

     With the Russell 2000 up 36.3% from its October low, have potential small-cap investors missed the boat? If history is any indication, we don't think so. While the past is not a blueprint for the future, historical precedent might suggest that the small-cap rally has both time and distance on its side.


[Bar Chart]

RUSSELL 2000 PEAK-TO-TROUGH-TO-PEAK PERFORMANCE PERIODS

                              Decline From Peak        Subsequent Rise
                              -----------------        ---------------
6/15/81 -                         -26.2%
8/12/82

8/12/82 -                                                  115.5%
6/24/83

6/24/83 -                         -24.1%
7/25/84

7/25/84 -                                                   72.5%
7/3/86

8/25/87 -                         -38.9%
10/28/87

10/28/87 -                                                  76.8%
10/9/89

10/9/89 -                         -32.5%
10/31/90

10/31/90 -                                                  83.1%
2/12/92

4/21/98 -                         -36.5%
10/8/98

10/8/98 -                                                   36.3%
12/31/98

Historical market trends are not necessarily indicative of future market movements.

[End Bar Chart]


WE WALK THE LINE

Twice each year, we provide details and offer commentary on our Funds' recent performance. This exercise, while important in many ways, always gives us pause. As long-term investors, it feels odd to spend time commenting on short-term performance. Yet the investment world is captivated by the short term, with far too much attention devoted to who has this year's -- or even this quarter's -- best returns. In contrast, we believe that investors should be neither too encouraged nor too dismayed by short-term relative results.

     We are less concerned about near-term performance -- even when, as in 1998, we are pleased with the results -- because valuation and performance are rarely in sync in the short run. In other words, we do not expect today's undervalued stock to immediately reach what we think is its full value. Our investment horizon for portfolio selection is three to five years;


TAKE THE "A" TRAIN

During a holiday season vacation, the intrepid advisor hopped on the New York City subway and took the "A" train to the Columbus Circle stop. After joining in on a jam session with the Duke Ellington Orchestra, he made his way to our office and chatted with Chuck Royce about the relevance of the terms "growth" and "value" in today's small-cap market.

With all the changes that have taken place in the small-cap world over the last decade, do you think that the definitions of value and growth have changed as well?

     The definitions have not changed as much as their usefulness has. At some level, we think that describing the way that we manage money exclusively as "value" is incomplete. Although it's common practice within the investment community to do so, we don't divide the equity world into growth and value stocks. We spend our time thinking about how to limit risk without sacrificing return. If we find a stock that we believe has terrific growth prospects, we want to buy it with the least risk possible, i.e., at an attractive price -- we don't worry about whether or not the stock is considered a value or a growth stock.


4   THE ROYCE FUNDS ANNUAL REPORT 1998

--------------------------------------------------------------------------------

in general we try to find stocks with the potential to at least double in value during that time period. What happens in the short term is a function of market direction and luck. We can control neither. While Royce Total Return Fund, Royce Low-Priced Stock Fund and Royce Financial Services Fund did provide a short-term performance advantage over the Russell 2000, we are most pleased that the Funds have provided a long-term performance edge. For a complete review and discussion of our results and our risk profiles, please see pages 10-15.


[pull quote]
Our investment horizon for portfolio
selection is three to five years; in general we try to find stocks with the potential to at least double in value during that time period.
[end pull quote]


IT DON'T MEAN A THING
(IF IT AIN'T GOT THAT SWING)

Several years ago, Billboard magazine made changes in the criteria of its famous chart system to more effectively track the changing music scene. In a similar move, Morningstar, Inc. and Lipper Analytical, the fund industry's preeminent ranking and analysis services, recently announced that they would be altering their capitalization and style criteria to more accurately reflect the realities of today's equity market. For instance, rather than use pre-established market-cap cutoffs, with small-cap being defined as less than $1 billion, Morningstar has now divided the equity universe based on the following percentages: Large-cap will constitute the top 5% of the 5,000 largest U.S. stocks in their database, mid-cap will be the next 15% of the 5,000 and small-cap will comprise the remaining 80%. The net effect is a more liberal definition of small-cap stocks and by


RUSSELL 2000'S EXPANDING MARKET CAPITALIZATION

                       12/31/89      12/31/94       12/31/98
--------------------------------------------------------------
Weighted Average         $190          $400           $880
--------------------------------------------------------------
Median                    $70          $210           $430
--------------------------------------------------------------

Russell 2000 weighted average and median market capitalization in millions.
Source: Frank Russell Company


If value and growth have become less useful terms, what has been the effect on the firm's selection process?

     There really hasn't been an appreciable effect on our selection process. We have always looked at our mission in life, so to speak, as wanting to be very good small-cap investors who pay equal attention to risk and reward. We've never been anti-growth, we just don't want to overpay for growth, so we try to be conscious of all the risk elements when selecting securities. These elements may include evaluating growth prospects relative to the stock price, as well as trading strategy, ownership issues, business risk and liquidity risk.

     Frankly, in most instances, we can't buy high-growth companies at attractive prices, i.e., at "lower risk," because the world frequently tends to overprice these securities. But it's important to remember that this has nothing to do with how the outside world is classifying these stocks -- we are value investors, but we don't confine ourselves to "value" stocks.


                                          THE ROYCE FUNDS ANNUAL REPORT 1998   5

[Begin Sidebar]

Relative valuations for
small-cap stocks remain
very strong in our view,
even after the recent run of
solid performance in the
fourth quarter. Although
valuation and performance
do not correlate in the
short term, we certainly
expect that over most full
market cycles they should.

[End Sidebar]


--------------------------------------------------------------------------------

extension small-cap funds -- as of December 31, 1998, the highest median market cap among funds in the small-cap category was $1.2 billion.


[pull quote]
[T]he difference between the
small- and micro-cap sectors
is critical to us because we
believe that they behave dif-
ferently and require different
investment strategies.
[end pull quote]


     The small-cap expansion has affected small-cap indices as well. The Russell 2000, which measures the 2,000 smallest U.S. companies out of the largest 3,000 U.S. companies (as tracked by the Russell 3000), has undergone considerable capitalization drift during the decade. As of December 31, 1998, the largest stock in the Russell 2000 had a market cap of $3.2 billion. The median market cap for the index was $430 million and the weighted-average market cap was $880 million, squarely in the upper end of the small-cap sector. It may not be long until the weighted-average market cap exceeds $1 billion.

     Regardless of how others are defining and redefining small-cap, there has been no effect on our daily work. We concern ourselves primarily with the same financial characteristics that have been central to our work for more than 25 years. However, the difference between the small- and micro-cap sectors is critical to us because we believe that they behave differently and require different investment strategies. In making our case, we are happy to risk sounding like the fan who doggedly insists that major differences exist between country and western music, or soul and rhythm and blues (this may be the only risk we don't mind taking).

     The more efficient upper tier of small-cap receives considerable institutional attention and research coverage. This is why we use a concentrated approach in this sector. We rely not only on our standard criteria -- looking for companies with unusually strong returns on assets,


Under what business or market conditions would you buy the stock of a company conventionally regarded as "small-cap growth"?


     Although we are usually not interested in the high-priced, "super growth" type of company, there are four conditions that bring traditional growth companies into our price range. One would be companies with the flu, as opposed to pneumonia, i.e., ones that have experienced a temporary earnings shortfall. This often scares investors, which leads them to sell. The result is usually a lower price, one that we are willing to pay if the company's underlying financial condition remains stable. A second type would be companies whose growth rates are shifting to more real-world levels, i.e., 10% - 15% cyclically from 20% sequentially, and whose stock price has been penalized by the market. Over the years, we've bought securities with these characteristics trading at attractive prices. Another would be companies in high-growth industries whose specific year-over-year results vary. The last case is the least common. Adverse market conditions can simply drive prices down to the point where growth becomes cheap. This generally occurs only in more serious market downturns, maybe once or


6   THE ROYCE FUNDS ANNUAL REPORT 1998

--------------------------------------------------------------------------------

cash flows and balance sheets, as well as solid growth prospects -- but on non-quantitative research, such as competitive and strategic analysis.


[pull quote]
Investing in micro-caps more closely
resembles the way we have chosen
stocks historically, with close atten-
tion to quantitive factors such as
balance sheets and cash flows.
[end pull quote]


     With micro-cap stocks, institutional competition is the least of our worries. Liquidity issues and trading constraints are of much greater concern to us in this sector, where institutional interest is thin and research coverage is often nonexistent. Due to the breadth and diversity of the micro-cap sector, the research and security selection process is both time-consuming and labor-intensive. We look at dozens to find a handful. Investing in micro-caps more closely resembles the way we have chosen stocks historically, with close attention to quantitative factors such as balance sheets and cash flows. It also requires an understanding of what makes micro-cap companies distinctive. Unlike up per-tier small-cap companies, which have corporate cultures similar to larger companies, micro-cap companies are usually dominated by the personalities of their CEOs, who are often the founders and majority owners of the business.

     So even as the equity market continues the natural process of change and expansion, we will stay with what has worked for us in the past, and what we believe continues to work for us today. We have adjusted as the times have demanded without sacrificing the essence of who we are -- uncompromising and risk-conscious money managers.


THE TIMES THEY ARE A-CHANGING

If nothing else, this summer's decline served as a reminder that cycles remain a reality in the equity markets and that returns go up and down. This is true whether we are talking about twice in a decade. This past year's market downturn is the most recent instance, but prior to that, we'd have to go back to 1990.


Do you think that more attractive valuations and risk factors still exist in the less glamorous kind of company that traditionally draws attention from value investors?

     This may surprise people, but many of these companies -- those that the industry would regard as "value" -- are not as attractively priced relative to many small-cap stocks that might be considered growth. The reason is that within small-cap, value has generally outperformed growth over the last two-and-a-half years. These "value" stocks are therefore not quite the bargains that they were a few years ago, which is another reason why we see less usefulness in terms such as value and growth. Regardless of how the industry classifies them, we have a strong preference for a company that has proven it can weather storms, but whose stock price, for whatever reason, has been knocked off balance.


                                          THE ROYCE FUNDS ANNUAL REPORT 1998   7

[Begin Sidebar]

What sometimes hap-
pens in a period pre-
ceding an upswing
such as we experienced
recently is that small-
caps become extraordi-
narily cheap across the
board. The market
creates conditions that
enable us to buy stocks
that typically don't
trade at the kind
of attractive discounts
that we have been
seeing. This summer's
downturn enabled us to
purchase higher growth
rates at a cheaper price
than we have been able to
do in a very long time.

[End Sidebar]


--------------------------------------------------------------------------------

[Cartoon with Caption, "Guarded Optimism," of Two Men Carrying a Sign, "The Future For Small Caps," Walking in a Building's Lobby, Accompanied by Three Men Wearing Sunglasses]
                                                         -C- Hank Blaustein 1999

individual stocks or stock markets. The dominant theme in 1998 was change, as declining prices produced significant investment opportunities and a shift in market leadership.

     This summer's decline gave us a rare investment opportunity, as virtually all small-cap securities were repriced regardless of an individual company's circumstances. According to a Salomon Smith Barney report published in July in The Wall Street Journal, the average stock with a market value of $250 million or less fell more than 40% from its 52-week high. The last time such a substantial small-cap sector repricing occurred was 1990. If one believes (as we do) that long-term outperformance is directly related to exploiting valuation discrepancies, then this summer's downturn provided us with substantial future performance potential.

     In addition to creating numerous investment opportunities, the October trough may have signaled the completion of the 1990's bull market. From October 31, 1990 through its trough on August 31, 1998, the S&P 500 compounded at an 18.8% average annual rate of return, well above its long-term norm of 10.5% (Source: Ibbotson and Associates). Although it is difficult to say with any certainty, we believe that the new cycle will be different, with chart toppers coming from both large- and small-cap securities.


[pull quote]
If one believes (as we do) that long-
term outperformance is directly
related to exploiting valuation
discrepancies, then this summer's
downturn provided us with substan-
tial future performance potential.
[end pull quote]


     Signs of change were already present in the fourth quarter. Market leadership shifted away from the trio of global multinationals, large financials and technology, leaving technology as a solo act -- more exciting, but much less stable. According to Goldman Sachs, the average internet stock -- a dominant force inside the technology sector -- was up 225% in


8   THE ROYCE FUNDS ANNUAL REPORT 1998

--------------------------------------------------------------------------------

[Photo of Jack Fockler, Whitney George, Chuck Royce, Charlie Dreifus, and Buzz Zaino]

                (l-r) Jack Fockler, Whitney George, Chuck Royce,
                          Charlie Dreifus, Buzz Zaino


1998. Internet frenzy has recently consumed the market landscape. It seems a fitting coda to this decade's bull market, an outsized, speculative phase to an outsized market cycle. However, when this sector corrects, a subsequent correction to the market as a whole seems likely, and a new cycle will be under way for certain. It is in this new cycle that we believe our "guarded optimism" for small-caps will be substantiated. We are also confident that in this low-return environment, there will be great value in "value."

     We appreciate your continued support and invite your questions and comments.

Sincerely,


/s/ Charles M. Royce    /s/ W. Whitney George     /s/ Jack E. Fockler, Jr.

Charles M. Royce        W. Whitney George         Jack E. Fockler, Jr.
   President             Vice President             Vice President



Fans of all musical genres may be interested to know that...

"Jump, Jive An' Wail" is a swing standard originally made famous by Louis Prima that jumped back on the charts in 1998 thanks to a new version by the Brian Setzer Orchestra, with a little help from a popular TV commercial for The Gap.

"The Joint Is Jumpin'" also enjoyed a second life when the music of Fats Waller became the subject of the Broadway show Ain't Misbehavin' in the '80s.

"I Got It Bad (And That Ain't Good)," a swing classic, was one of the centerpieces of the Duke Ellington Orchestra's repertoire through the '40s and '50s.

"Every Picture Tells a Story" is the title track from Rod Stewart's groundbreaking 1971 album, one of the first rock and roll records to emphasize acoustic instruments.

"Take the 'A' Train," another in a long list of Duke Ellington classics, is indeed one of the trains that stops just minutes from our midtown Manhattan offices.

When it comes to small-cap stocks and a long-term investment horizon, like country music legend Johnny Cash, "We Walk The Line."

"It Don't Mean A Thing (If It Ain't Got That Swing)," yet another Ellington gem, is one of the best-known songs of the swing era, and says it all about the music that once again has the country hopping.

"The Times They Are A-Changin," the title song from an early Bob Dylan record, comes from what is probably the most famous protest album of all time.


                                          THE ROYCE FUNDS ANNUAL REPORT 1998   9

[Begin Sidebar]

WHAT WE DO

Royce Total Return Fund ("RTR")
seeks both long-term growth of
capital and current income. The
Fund invests primarily in a diversi-
fied portfolio of dividend-paying
small- and micro-cap companies
using a value approach.


HOW WE DID

Royce Total Return Fund's focus on
dividend-paying securities enabled it
to better weather the higher level of
volatility that affected many small-
and micro-cap funds in 1998. This
emphasis helped it to outperform its
benchmark index, the small-cap
oriented Russell 2000, for the one-,
three-, five-year and since inception
(12/15/93) periods ended December
31, 1998. In addition, RTR beat its
benchmark since the 1996 small-cap
market peak, with a return of 45.0%
versus 19.9% for the Russell 2000.
RTR's average annual total return
since inception was 16.6%.

RTR has an overall four-star
[Four Stars] rating from Morningstar
out of 2,802 domestic equity funds
with at least a three-year history
ended December 31, 1998. The Fund
also remains one of Morningstar's
lowest risk funds, with the lowest
Morningstar risk ratio out of the
397 small-cap funds with a three-
year history.

The Fund, which had total net assets
at year-end of $245 million, marked
five years of performance history in
December.

[End Sidebar]


ROYCE TOTAL RETURN FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/98

Fourth Quarter 1998*                                       9.1%
----------------------------------------------------------------
Jul-Dec 1998*                                             -2.4
----------------------------------------------------------------
1-Year                                                     4.8
----------------------------------------------------------------
3-Year                                                    17.6
----------------------------------------------------------------
5-Year                                                    16.7
----------------------------------------------------------------
Since Inception (12/15/93)                                16.6

*Not annualized.


RISK/RETURN COMPARISON Inception (12/15/93) Through 12/31/98

                              Average Annual       Standard
                               Total Return        Deviation          RUR
------------------------------------------------------------------------------
Royce Total Return Fund           16.6%               8.6             1.93
------------------------------------------------------------------------------
Russell 2000                      12.5%              16.7             0.75
------------------------------------------------------------------------------

Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.


Since its inception, Royce Total Return Fund has outperformed the Russell 2000 on BOTH an absolute and a risk-adjusted basis.


[Line Chart]

RECENT MARKET PERFORMANCE

PEAK 5/22/96

5/22/96 - 12/31/98
RTR            45.0%
Russell 2000   19.9%


PEAK 4/21/98

4/21/98 - 12/31/98
RTR            -4.0%
Russell 2000  -13.4%


              Russell 2000
              ------------
12/31/95          0.00%
 1/31/96         -0.11%
 2/28/96          3.01%
 3/31/96          5.11%
 4/30/96         10.73%
 5/31/96         15.09%
 6/30/96         10.36%
 7/31/96          0.73%
 8/31/96          6.58%
 9/30/96         10.75%
10/31/96          9.04%
11/30/96         13.54%
12/31/96         16.51%
 1/31/97         18.84%
 2/28/97         15.95%
 3/31/97         10.48%
 4/30/97         10.79%
 5/31/97         23.12%
 6/30/97         28.40%
 7/31/97         34.37%
 8/31/97         37.45%
 9/30/97         47.51%
10/31/97         41.04%
11/30/97         40.12%
12/31/97         42.57%
 1/31/98         40.32%
 2/28/98         50.69%
 3/31/98         56.90%
 4/30/98         57.76%
 5/31/98         49.26%
 6/30/98         49.57%
 7/31/98         37.45%
 8/31/98         10.73%
 9/30/98         19.40%
10/31/98         24.27%
11/30/98         30.78%
12/31/98         38.88%

[End Line Chart]

Royce Total Return Fund has provided strong absolute and relative performance since the small-cap peak in May 1996.


[Line Chart]

ROYCE TOTAL RETURN FUND vs. RUSSELL 2000 Value of $10,000 Invested on 12/15/93

              Royce Total Return    Russell 2000
              ------------------    ------------
12/15/93           10,000              10,000
12/31/93           10,000              10,353
 3/31/94            9,940              10,078
 6/30/94            9,960               9,686
 9/30/94           10,360              10,358
12/31/94           10,514              10,165
 3/31/95           11,150              10,634
 6/30/95           12,012              11,630
 9/30/95           12,998              12,779
12/31/95           13,336              13,056
 3/31/96           13,961              13,724
 6/30/96           15,234              14,410
 9/30/96           15,512              14,459
12/31/96           16,734              15,211
 3/31/97           17,159              14,423
 6/30/97           18,861              16,762
 9/30/97           20,483              19,256
12/31/97           20,698              18,611
 3/31/98           22,129              20,482
 6/30/98           22,212              19,527
 9/30/98           19,873              15,594
12/31/98           21,682              18,138

[End Line Chart]


10   THE ROYCE FUNDS ANNUAL REPORT 1998

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)

[Bar Chart]

                     Royce Total Return Fund        Russell 2000
                     -----------------------        ------------
3/18/94 -                       1.8                     -12.3
12/9/94

5/22/96 -                      -0.5                     -15.4
7/24/96

1/22/97 -                       0.2                      -9.0
4/25/97

10/13/97 -                     -2.7                     -11.3
1/12/98

4/21/98 -                     -19.0                     -36.5
10/8/98

[End Bar Chart]

Royce Total Return Fund has outperformed the Russell 2000 during all five major downturns since its inception.


PORTFOLIO DIAGNOSTICS

Median Market Cap.             $399 million
----------------------------------------------
Weighted Average P/E Ratio            14.3x
----------------------------------------------
Weighted Average P/B Ratio             1.7x
----------------------------------------------
Weighted Average Yield                 3.5%
----------------------------------------------
Net Assets                     $245 million
----------------------------------------------
Turnover Rate                           66%
----------------------------------------------
Symbol                                RYTRX


TOP 10 POSITIONS             % of Net Assets

Charming Shoppes                        1.9%
----------------------------------------------
Zenith National Insurance               1.6
----------------------------------------------
Lincoln Electric Holdings               1.6
----------------------------------------------
Sturm, Ruger & Company                  1.6
----------------------------------------------
The Standard Register
  Company                               1.5
----------------------------------------------
Helmerich & Payne                       1.5
----------------------------------------------
Applebee's International                1.4
----------------------------------------------
Velcro Industries                       1.4
----------------------------------------------
PXRECorporation                         1.3
----------------------------------------------
MacNeal-Schwendler
  Corporation                           1.3


PORTFOLIO SECTOR BREAKDOWN With Examples                                                               % of Net Assets
Industrial Products Building Systems and Components, Construction Materials, Specialty Chemicals and Materials   19.2%

Industrial Services Transportation and Logistics, Printing, Engineering and Construction                         14.3

Financial Intermediaries Insurance, Banking, Securities Brokers                                                  12.0

Consumer Products Home Furnishings/Appliances, Apparel and Shoes, Publishing                                      8.2

Financial Services Insurance Brokers, Investment Management, Information and Processing                           6.6

Natural Resources Oil and Gas, Energy Services, Real Estate                                                       6.4

Technology Components and Systems, Software/Services, Semiconductors and Equipment                                4.1

Consumer Services Retail Stores, Restaurants/Lodging, Leisure/Entertainment                                       2.1

Miscellaneous                                                                                                     4.9

Bonds & Preferred Stock                                                                                           6.6

Treasuries, Net Cash & Cash Equivalents                                                                          15.6


GOOD IDEAS THAT WORKED
1998 Realized and Unrealized Gain

Talbots                              $1,925,367
------------------------------------------------
Willis Corroon Group ADR              1,025,746
------------------------------------------------
LeaRonal                                963,583
------------------------------------------------
Tiffany & Co.                           910,304
------------------------------------------------
Alliance Capital Management L.P.        856,314
------------------------------------------------
Combined Gain                        $5,681,314
------------------------------------------------


GOOD IDEAS AT THE TIME
1998 Realized and Unrealized Loss

DIMON Incorporated                   $2,310,506
------------------------------------------------
Sturm, Ruger & Company                 854,021
------------------------------------------------
P.H Glatfelter Company                 803,801
------------------------------------------------
Woodward Governor Company              777,386
------------------------------------------------
The Pioneer Group                      734,373
------------------------------------------------
Combined Loss                       $5,480,087
------------------------------------------------


Talbots -- One of our big losers from 1997 that was temporarily out of fashion, this well-established retail franchise began to turn around in the first half of 1998, and continued its remarkable recovery in the second half. Both shoppers and stockholders came back in droves throughout most of the year.

Willis Corroon Group ADR -- The world's fourth largest insurance broker was taken over by Kohlberg Kravis Roberts & Co. in a management buyout during the summer, thus producing a large gain for us. However, we view this as something of a hollow victory in that it may ultimately be an even bigger winner for the buyout group.

DIMON Incorporated -- The world's second largest tobacco leaf processor has suffered from a downturn in its cyclical business, the turmoil in emerging markets like Brazil and Southeast Asia from which it procures tobacco, and the difficult circumstances surrounding a cautious U.S. customer base that is being sued by its government. We continue to hold the stock under hopeful assumptions that cycles turn, emerging markets recover and governments don't put tobacco companies out of business.

Sturm, Ruger & Company -- Yet another year of growth eluded this premier gun manufacturer, whose ventures in manufacturing golf clubs fell short of expectations. Management did little to inspire, as yet another CEO departed the company, but we do not believe that this will go on forever. Attracted to the company's superior financial returns, solid balance sheet, an unusually high dividend return and a strong brand name, we still have our fingers crossed on this perennial underachiever.


                                         THE ROYCE FUNDS ANNUAL REPORT 1998   11

[Begin Sidebar]

WHAT WE DO

Royce Low-Priced Stock Fund
("RLP") seeks long-term growth of
capital by investing primarily in
small- and micro-cap companies
trading for less than $15 per share
using a value approach.


HOW WE DID

Royce Low-Priced Stock Fund outper-
formed its benchmark, the small-cap
oriented Russell 2000, for the one-,
three-, five-year and since inception
(12/15/93) periods ended December
31, 1998. The Fund's average annual
total returns for the three-year, five-
year and since inception periods were
14.5%, 13.6% and 13.6%.

Making the greatest positive impact
on the Fund's performance were
portfolio holdings in the technology
sector, which was a market-leading
group within both small- and large-
cap stocks. This increased exposure
to technology is not indicative of a
change in our investment style, but
instead reflects both the growing role
technology plays in the economy
(which includes a vastly expanding
universe of small-cap technology
companies) and the attractive values
brought about by this year's market
downturn. We remain committed to
absolute valuation measures in our
selection process.

RLP remains one of only two
low-priced stock funds available.
This sector of the market remains
underfollowed by institutions and,
therefore, we believe that it offers
significant investment opportunities.
The Fund, whose total net assets at
year-end were $21 million, now has
five years of performance history.

[End Sidebar]

ROYCE LOW-PRICED STOCK FUND
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS Through 12/31/98

Fourth Quarter 1998*                                       13.2%
------------------------------------------------------------------
Jul-Dec 1998*                                             -11.2
------------------------------------------------------------------
1-Year                                                      2.4
------------------------------------------------------------------
3-Year                                                     14.5
------------------------------------------------------------------
5-Year                                                     13.6
------------------------------------------------------------------
Since Inception (12/15/93)                                 13.6

*Not annualized.


RISK/RETURN COMPARISON Inception (12/15/93) Through 12/31/98

                               Average Annual    Standard
                                Total Return     Deviation       RUR
------------------------------------------------------------------------
Royce Low-Priced Stock Fund         13.6%          14.5          0.94
------------------------------------------------------------------------
Russell 2000                        12.5%          16.7          0.75
------------------------------------------------------------------------

Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.


Since its inception, Royce Low-Priced Stock Fund has provided better absolute and risk-adjusted returns than the Russell 2000.


[Line Chart]

RECENT MARKET PERFORMANCE

PEAK 5/22/96

5/22/96 - 12/31/98
RLP            18.7%
Russell 2000   19.9%


PEAK 4/21/98

4/21/98 - 12/31/98
RLP           -12.9%
Russell 2000  -13.4%


              Russell 2000
              ------------
12/31/95          0.00%
 1/31/96         -0.11%
 2/28/96          3.01%
 3/31/96          5.11%
 4/30/96         10.73%
 5/31/96         15.09%
 6/30/96         10.36%
 7/31/96          0.73%
 8/31/96          6.58%
 9/30/96         10.75%
10/31/96          9.04%
11/30/96         13.54%
12/31/96         16.51%
 1/31/97         18.84%
 2/28/97         15.95%
 3/31/97         10.48%
 4/30/97         10.79%
 5/31/97         23.12%
 6/30/97         28.40%
 7/31/97         34.37%
 8/31/97         37.45%
 9/30/97         47.51%
10/31/97         41.04%
11/30/97         40.12%
12/31/97         42.57%
 1/31/98         40.32%
 2/28/98         50.69%
 3/31/98         56.90%
 4/30/98         57.76%
 5/31/98         49.26%
 6/30/98         49.57%
 7/31/98         37.45%
 8/31/98         10.73%
 9/30/98         19.40%
10/31/98         24.27%
11/30/98         30.78%
12/31/98         38.88%

[End Line Chart]


Royce Low-Priced Stock Fund has provided a performance edge since the small-cap peak in April 1998.


[Line Chart]

ROYCE LOW-PRICED STOCK FUND vs. RUSSELL 2000 Value of $10,000 Invested on
12/15/93

              Royce Low-Priced Stock Fund     Russell 2000
              ---------------------------     ------------
12/15/93                10,000                   10,000
12/31/93                10,020                   10,353
 3/31/94                 9,780                   10,078
 6/30/94                 9,659                    9,686
 9/30/94                10,259                   10,358
12/31/94                10,319                   10,165
 3/31/95                11,011                   10,634
 6/30/95                12,131                   11,630
 9/30/95                13,005                   12,779
12/31/95                12,644                   13,056
 3/31/96                14,443                   13,724
 6/30/96                15,388                   14,410
 9/30/96                14,780                   14,459
12/31/96                15,526                   15,211
 3/31/97                15,404                   14,423
 6/30/97                16,660                   16,762
 9/30/97                19,125                   19,256
12/31/97                18,551                   18,611
 3/31/98                21,107                   20,482
 6/30/98                21,379                   19,527
 9/30/98                16,783                   15,594
12/31/98                18,990                   18,138

Includes reinvestment of distributions.

[End Line Chart]


12   THE ROYCE FUNDS ANNUAL REPORT 1998

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)

[Bar Chart]

                     Royce Low-Priced Stock Fund        Russell 2000
                     ---------------------------        ------------
3/18/94 -                        -2.7                       -12.3
12/9/94

5/22/96 -                       -10.5                       -15.4
7/24/96

1/22/97 -                        -4.8                        -9.0
4/25/97

10/13/97 -                       -9.9                       -11.3
1/12/98

4/21/98                         -31.3                       -36.5
- 10/8/98

[End Bar Chart]

Royce Low-Priced Stock Fund has outperformed the Russell 2000 during all five major downturns since its inception.


PORTFOLIO DIAGNOSTICS

Median Market Cap.             $232 million
---------------------------------------------
Weighted Average P/E Ratio            14.5x
---------------------------------------------
Weighted Average P/B Ratio             1.3x
---------------------------------------------
Weighted Average Yield                 1.1%
---------------------------------------------
Net Assets                      $21 million
---------------------------------------------
Turnover Rate                          111%
---------------------------------------------
Symbol                                RYLPX


TOP 10 POSITIONS             % of Net Assets

Charming Shoppes                        3.9%
---------------------------------------------
Richardson Electronics                  3.7
---------------------------------------------
Oakley                                  3.4
---------------------------------------------
Gibson Greetings                        3.2
---------------------------------------------
Titan Exploration                       3.2
---------------------------------------------
Morrison Knudsen Corporation            3.0
---------------------------------------------
The Topps Company                       2.9
---------------------------------------------
Helix Technology Corporation            2.8
---------------------------------------------
Arnold Industries                       2.8
---------------------------------------------
Sevenson Environmental
  Services                              2.6


PORTFOLIO SECTOR BREAKDOWN With Examples                                                               % of Net Assets
Technology Components and Systems, Software/Services, Semiconductors and Equipment                               17.4%

Industrial Services Transportation and Logistics, Printing, Engineering and Construction                         17.1

Consumer Products Home Furnishings/Appliances, Apparel and Shoes, Publishing                                     16.0

Natural Resources Oil and Gas, Energy Services, Real Estate                                                      11.8

Consumer Services Retail Stores, Restaurants/Lodging, Leisure/Entertainment                                       7.4

Health Surgical Products and Devices, Drugs and Biotech, Health Services                                          6.2

Industrial Products Building Systems and Components, Construction Materials, Specialty Chemicals and Materials    5.6

Financial Intermediaries Insurance, Banking, Securities Brokers                                                   4.1

Financial Services Insurance Brokers, Investment Management, Information and Processing                           3.7

Miscellaneous                                                                                                     5.0

Preferred Stock                                                                                                   1.1

Treasuries, Cash & Cash Equivalents                                                                               4.6


GOOD IDEAS THAT WORKED
1998 Realized and Unrealized Gain

International Isotopes                 $416,974
-------------------------------------------------
Xylan Corporation                       360,049
-------------------------------------------------
EarthWeb                                342,306
-------------------------------------------------
The Topps Company                       339,034
-------------------------------------------------
Catherines Stores Corporation           268,172
-------------------------------------------------
Combined Gain                        $1,726,535
-------------------------------------------------


GOOD IDEAS AT THE TIME
1998 Realized and Unrealized Loss

Willbros Group                         $383,332
-------------------------------------------------
Denbury Resources                       319,727
-------------------------------------------------
Perceptron                              305,197
-------------------------------------------------
Seattle Filmworks                       263,248
-------------------------------------------------
Input Output                            238,643
-------------------------------------------------
Combined Loss                        $1,510,147
-------------------------------------------------


International Isotopes -- One of our biggest winners last year, the good news of International Isotopes continued. This biotech company has benefited from its ability to utilize the government-failed investment in supercollider technology equipment to commercially produce treatments for prostate cancer.

Xylan Corporation -- We were attracted to this rapidly growing manufacturer of high-end telephone switches when technology stocks fell out of favor. The company's solid customer base includes very large companies, such as IBM. We successfully managed the volatility of this stock, benefiting from opportunistic trading.

Willbros Group -- A global construction company specializing in energy projects, the fortunes of this company were affected by the decline in energy prices, and therefore energy projects, as well as uncertainties in international markets. We took our tax loss but anticipate that this security may be in the portfolio in the future because it is a company we still like.

Denbury Resources -- The senior managers of this small energy company have significant experience at successfully building energy enterprises. Having suffered from the general collapse in energy prices, we believe that the talented management team will help this stock to turn around when energy prices recover.


                                         THE ROYCE FUNDS ANNUAL REPORT 1998   13

[Begin Sidebar]

What We Do

Royce Financial Services Fund
("RFS") seeks long-term growth of
capital by investing primarily in
small- and micro-cap financial
services companies.


How We Did

Royce Financial Services Fund
outperformed its benchmark index,
the small-cap oriented Russell 2000
for the second half, the one-year
and three-year periods. The Fund's
one-year, three-year and since
inception returns were 8.0%, 13.9%
and 15.8%, respectively.

RFS performed relatively well in
1998, considering that it was a diffi-
cult year for many financial services
companies and small-cap stocks.
International currency woes saw
many financial services companies
relinquish their position as market
leaders in the second half, with the
Nasdaq 100 Financial index down
1.1% for the year. However, a com-
bination of the Fund's risk-averse
value approach and little foreign
exposure helped it avoid these prob-
lems and finish the year with positive
performance.

Although the Fund is not restricted
in terms of capitalization, the portfolio consists primarily of small-cap companies, an area of the market that we know well and that we believe offers substantial opportunities.
RFS's total net assets at year-end were
$2.2 million.


ROYCE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/98

Fourth Quarter 1998*                                           10.4%
----------------------------------------------------------------------
Jul-Dec 1998*                                                  -1.7
----------------------------------------------------------------------
1-Year                                                          8.0
----------------------------------------------------------------------
3-Year                                                         13.9
----------------------------------------------------------------------
Since Inception (12/15/94)                                     15.8

*Not annualized.


RISK/RETURN COMPARISON  Three Year Period Ended 12/31/98

                               Average Annual    Standard
                                Total Return     Deviation       RUR
------------------------------------------------------------------------
Royce Financial Services Fund       13.9%          11.9          1.17
Russell 2000                        11.6%          19.9          0.58

Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.


For the three year period ended 12/31/98, Royce Financial Services Fund outperformed the Russell 2000 on BOTH an absolute and a risk-adjusted basis.


[Line Chart]

RECENT MARKET PERFORMANCE

PEAK 5/22/96

5/22/96 - 12/31/98
RFS             32.0%
Russell 2000    19.9%


PEAK 4/21/98

4/21/98 - 12/31/98
RFS             -3.4%
Russell 2000   -13.4%


              Russell 2000
              ------------
12/31/95          0.00%
 1/31/96         -0.11%
 2/28/96          3.01%
 3/31/96          5.11%
 4/30/96         10.73%
 5/31/96         15.09%
 6/30/96         10.36%
 7/31/96          0.73%
 8/31/96          6.58%
 9/30/96         10.75%
10/31/96          9.04%
11/30/96         13.54%
12/31/96         16.51%
 1/31/97         18.84%
 2/28/97         15.95%
 3/31/97         10.48%
 4/30/97         10.79%
 5/31/97         23.12%
 6/30/97         28.40%
 7/31/97         34.37%
 8/31/97         37.45%
 9/30/97         47.51%
10/31/97         41.04%
11/30/97         40.12%
12/31/97         42.57%
 1/31/98         40.32%
 2/28/98         50.69%
 3/31/98         56.90%
 4/30/98         57.76%
 5/31/98         49.26%
 6/30/98         49.57%
 7/31/98         37.45%
 8/31/98         10.73%
 9/30/98         19.40%
10/31/98         24.27%
11/30/98         30.78%
12/31/98         38.88%

[End Line Chart]


Royce Financial Services Fund has provided a performance edge in the current cycle.


[Line Chart]

ROYCE FINANCIAL SERVICES FUND vs. RUSSELL 2000 Value of $10,000 Invested on 12/15/94

              Royce Financial Services Fund     Russell 2000
              -----------------------------     ------------
12/15/94                 10,000                    10,000
12/31/94                 10,120                    10,520
 3/31/95                 10,860                    11,005
 6/30/95                 11,699                    12,036
 9/30/95                 12,260                    13,225
12/31/95                 12,268                    13,512
 3/31/96                 12,765                    14,203
 6/30/96                 13,218                    14,913
 9/30/96                 13,304                    14,964
12/31/96                 14,062                    15,742
 3/31/97                 14,483                    14,926
 6/30/97                 16,325                    17,347
 9/30/97                 17,421                    19,929
12/31/97                 16,790                    19,261
 3/31/98                 18,304                    21,197
 6/30/98                 18,440                    20,209
 9/30/98                 16,411                    16,139
12/31/98                 18,125                    18,771

Includes reinvestment of distributions.

[End Line Chart]


14   THE ROYCE FUNDS ANNUAL REPORT 1998

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)

[Bar Chart]

                     Royce Financial Services Fund        Russell 2000
                     -----------------------------        ------------
5/22/96 -                        -7.7                         -15.4
7/24/96

1/22/97 -                        -0.8                          -9.0
4/25/97

10/13/97 -                       -8.0                         -11.3
1/12/98

4/21/98 -                       -19.3                         -36.5
10/8/98

[End Bar Chart]


Royce Financial Services Fund has outperformed the Russell 2000 during all four major downturns since its inception.


PORTFOLIO DIAGNOSTICS

Median Market Cap.              $755 million
---------------------------------------------
Weighted Average P/E Ratio             14.1x
---------------------------------------------
Weighted Average P/B Ratio              1.5x
---------------------------------------------
Weighted Average Yield                  2.3%
---------------------------------------------
Net Assets                      $2.2 million
---------------------------------------------
Turnover Rate                            62%
---------------------------------------------
Symbol                                 RYGSX


TOP 10 POSITIONS             % of Net Assets

Zenith National Insurance               4.8%
---------------------------------------------
PMA Capital Corporation Cl. A           4.1
---------------------------------------------
Arthur J. Gallagher & Co.               4.0
---------------------------------------------
Trenwick Group                          3.7
---------------------------------------------
Orion Capital Corporation               3.6
---------------------------------------------
E.W. Blanch Holdings                    3.3
---------------------------------------------
Fund American Enterprises
  Holdings                              3.2
---------------------------------------------
W.R. Berkley                            3.1
---------------------------------------------
Leucadia National Corporation           2.9
---------------------------------------------
The Navigators Group                    2.8


PORTFOLIO SECTOR BREAKDOWN With Examples                                                        % of Net Assets
Financial Services Insurance Brokers, Investment Management, Information and Processing                   72.0%
Industrial Services Transportation and Logistics, Printing, Engineering and Construction                   0.8
Miscellaneous                                                                                              5.0
Treasuries, Net Cash & Cash Equivalents                                                                   22.2


GOOD IDEAS THAT WORKED
1998 Realized and Unrealized Gain

Affiliated Managers Group             $49,067
-----------------------------------------------
Willis Corroon Group ADR               36,214
-----------------------------------------------
LandAmerica Financial Group            34,433
-----------------------------------------------
Arthur J. Gallagher & Co.              27,294
-----------------------------------------------
Orion Capital Corporation              22,190
-----------------------------------------------
Combined Gain                        $169,198
-----------------------------------------------


GOOD IDEAS AT THE TIME
1998 Realized and Unrealized Loss

The Pioneer Group                     $40,376
-----------------------------------------------
Sevenson Environmental Services        25,546
-----------------------------------------------
PICO Holdings                          18,127
-----------------------------------------------
Crawford & Company Cl. A               17,487
-----------------------------------------------
Highlands Insurance Group              16,808
-----------------------------------------------
Combined Loss                        $118,344
-----------------------------------------------


Affiliated Managers Group -- This investment management company's stock declined precipitously in the late summer when investors abandoned it with unusual force over concerns about the overall market and its effect on investment managers. Knowing the business and understanding Affiliated Managers Group's unique business model afforded us the confidence to acquire large portions of the stock at prices that even we couldn't believe.

Willis Corroon Group ADR -- The world's fourth largest insurance broker was taken over by Kohlberg Kravis Roberts & Co. in a management buyout during the summer, thus producing a large gain for us. However, we view this as something of a hollow victory in that it may ultimately be an even bigger winner for the buyout group.

The Pioneer Group -- An old line investment management company whose global diversification backfired badly in 1998, causing them to write off investments in Russian banks, timber and African gold mines, leaving shareholders uninspired. We took our losses and moved on to more focused participants in the industry.

Highlands Insurance Group -- We invested in this broad-line property casualty insurer when new management, including some of the best turnaround managers and business builders in this industry, came on board. Although an expected turnaround failed to materialize, we continue to hold this security, believing that the company is worth more than its current market price.


                                         THE ROYCE FUNDS ANNUAL REPORT 1998   15

UPDATES AND NOTES TO PERFORMANCE AND RISK INFORMATION
--------------------------------------------------------------------------------


[Graphic of a Computer and Keyboard with the Words "THE ROYCE FUNDS" Displayed on the Monitor]


NEW @ www.roycefunds.com

   New this quarter on our website is the addition of Fund prices for our open- and closed-end funds. Fund prices are updated daily on the site and can be found in the Performance/Diagnostics/Prices section. Our What's New column continues to be popular. What's New is updated each week on Monday and features fund updates, market commentary and Chuck Royce's latest thoughts.


Y2K UPDATE

     Royce & Associates recently filed its report on Year 2000 (Y2K) readiness (Form ADV-Y2K), as required by the U.S. Securities and Exchange Commission. Form ADV-Y2K -- which is available on our website in Up-to-the-Minute's Recent Developments section -- asks for specific Y2K information, such as the existence and progress of Y2K compliance plans and contingency plans, systems that may be affected by Y2K and the Y2K readiness of third parties upon which Royce and its clients may be relying to perform mission critical services. Royce and the Funds are working to ensure that our systems and those of our service providers are Y2K compliant, and we do not anticipate that any Y2K problems will have a material impact on Royce's ability to provide services to the Funds at current levels.


NOTES TO PERFORMANCE AND RISK INFORMATION

     All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see "Investment Risks" in the prospectus). There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

     Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/98 and are subject to change monthly. The rating is calculated from a fund's three-, five- and 10-year average annual total returns with appropriate fee adjustments and a risk factor that reflects performance relative to three-month Treasury bill returns. Royce Total Return Fund received four stars for the three- and five-year periods ended 12/31/98 in the domestic equity investment category out of 2,802 and 1,702 funds, respectively. Ten percent of the funds in an investment category receive five stars and 22.5% receive four stars. Morningstar proprietary risk ratio measures a fund's downside volatility relative to all equity funds, which have an average score of
1.00. The average score for the 397 funds in the small-cap objective category with a three-year history was 1.47 for the three years ended 12/31/98. The lower the risk ratio, the lower a fund's downside volatility has been. The risk scores for Royce Premier Fund, Royce Total Return Fund, Pennsylvania Mutual Fund and Royce GiftShares Fund for this period were 0.78, 0.47, 0.77 and 0.68, respectively. Standard deviation is a statistical measure within which a fund's total returns have varied over time. The greater the standard deviation, the greater a fund's volatility. The Russell 2000, Nasdaq Composite, Nasdaq 100, Nasdaq Industrials, Nasdaq 100 Financials, S&P 500 and Dow Jones Industrial Average are unmanaged indices of domestic common stocks. The Royce Funds and Royce GiftShares Fund are service marks of The Royce Funds.


16   THE ROYCE FUNDS ANNUAL REPORT 1998

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE TOTAL RETURN FUND                                        DECEMBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS -- 77.8%

                                                  SHARES                VALUE
                                                  ------                -----
Consumer Products -- 8.2%
Apparel and Shoes - 2.2%
   Garan Incorporated                             74,300             $ 2,089,687
   Superior Uniform Group                        115,400               1,673,300
   Wolverine World Wide                          115,000               1,523,750
                                                                     -----------
                                                                       5,286,737
                                                                     -----------
Collectibles - 1.2%
   Enesco Group                                  129,600               3,013,200
                                                                     -----------
Home Furnishings/Appliances - 1.9%
   Bassett Furniture Industries                   99,400               2,398,025
   Flexsteel Industries                          175,500               2,259,563
                                                                     -----------
                                                                       4,657,588
                                                                     -----------
Sports and Recreation - 1.6%
   Sturm, Ruger & Company                        324,800               3,877,300
                                                                     -----------
Other Consumer Products - 1.3%
   Velcro Industries                              22,200               3,307,800
                                                                     -----------
                                                                      20,142,625
                                                                     ===========
Consumer Services -- 2.1%
Restaurants/Lodging - 1.4%
   Applebee's International                      161,100               3,322,687
                                                                     -----------
Retail Stores - 0.7%
   Claire's Stores                                20,000                 410,000
   Mikasa                                        101,900               1,299,225
                                                                     -----------
                                                                       1,709,225
                                                                     -----------
                                                                       5,031,912
                                                                     ===========
Financial Intermediaries -- 12.0%
Insurance - 10.7%
   Capitol Transamerica Corporation              163,800               3,061,012
   Chartwell Re Corporation                       40,300                 957,125
   Chicago Title Corporation                      32,000               1,502,000
   The Commerce Group                             47,800               1,693,913
   Erie Indemnity Company Cl. A                   49,700               1,553,125
   NYMAGIC                                        59,400               1,232,550
   Orion Capital Corporation                      55,400               2,205,612
   PMA Capital Corporation Cl. A                 154,380               3,020,059
   PXRE Corporation                              131,424               3,293,814
   Trenwick Group                                 75,550               2,464,819
   Wesco Financial Corporation                     4,000               1,419,000
   Zenith National Insurance                     172,800               3,996,000
                                                                     -----------
                                                                      26,399,029
                                                                     -----------
Securities Brokers - 1.3%
   Dain Rauscher Corporation                      60,000               1,770,000
   Legg Mason                                     43,000               1,357,188
                                                                     -----------
                                                                       3,127,188
                                                                     -----------
                                                                      29,526,217
                                                                     ===========

                                                  SHARES                VALUE
                                                  ------                -----
Financial Services -- 6.6%
Insurance Brokers - 2.2%
   Crawford & Company Cl. A                      202,700             $ 2,711,112
   Arthur J. Gallagher & Co.                      58,400               2,576,900
                                                                     -----------
                                                                       5,288,012
                                                                     -----------
Investment Management - 4.4%
   Alliance Capital Management L.P.               27,000                 695,250
   The John Nuveen Company Cl. A                  77,900               2,892,038
   MacKenzie Financial Corporation               101,400               1,356,225
   NVEST L.P.                                    102,500               2,850,781
   Phoenix Investment Partners                   354,000               2,986,875
                                                                     -----------
                                                                      10,781,169
                                                                     -----------
                                                                      16,069,181
                                                                     ===========
Industrial Products -- 19.2%
Building Systems and Components - 3.5%
   Falcon Products                               134,900               1,618,800
   International Aluminum
    Corporation                                   63,100               1,865,394
   Juno Lighting                                  31,200                 729,300
++ Paul Mueller Company                           59,500               2,402,312
   Thor Industries                                75,000               1,912,500
                                                                     -----------
                                                                       8,528,306
                                                                     -----------
Construction Materials - 2.6%
   Ash Grove Cement Company Cl. B                 27,000               2,470,500
   Florida Rock Industries                        73,400               2,275,400
   Oregon Steel Mills                            140,000               1,662,500
                                                                     -----------
                                                                       6,408,400
                                                                     -----------
Industrial Components - 0.9%
   Woodhead Industries                           173,100               2,250,300
                                                                     -----------
Machinery - 3.4%
   Lincoln Electric Holdings                     178,300               3,967,175
   Minuteman International                       140,500               1,703,563
   Nordson Corporation                            51,300               2,635,538
                                                                     -----------
                                                                       8,306,276
                                                                     -----------
Paper and Packaging - 1.3%
   P. H. Glatfelter Company                      143,700               1,778,287
   Peak TRENDS Trust                             148,400               1,428,350
                                                                     -----------
                                                                       3,206,637
                                                                     -----------
Pumps, Valves and Bearings - 2.9%
   Franklin Electric                              15,300               1,032,750
   Kaydon Corporation                             40,000               1,602,500
   NN Ball and Roller                            308,000               1,809,500
   Roper Industries                              100,000               2,037,500
   Tech/Ops Sevcon                                43,700                 609,069
                                                                     -----------
                                                                       7,091,319
                                                                     -----------


                                         THE ROYCE FUNDS ANNUAL REPORT 1998   17

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE TOTAL RETURN FUND                                        DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                  SHARES                VALUE
                                                  ------                -----
Industrial Products (continued)
Specialty Chemicals and Materials - 2.0%
   Brady Corporation Cl. A                        55,700             $ 1,500,419
   Lilly Industries Cl. A                         50,000                 996,875
   Synalloy Corporation                          282,200               2,469,250
                                                                     -----------
                                                                       4,966,544
                                                                     -----------
Textiles - 1.1%
   Fab Industries                                125,200               2,691,800
                                                                     -----------
Other Industrial Products -1.5%
   Landauer                                       49,600               1,605,800
   Myers Industries                               31,700                 909,394
   Tennant Company                                30,000               1,203,750
                                                                     -----------
                                                                       3,718,944
                                                                     -----------
                                                                      47,168,526
                                                                     ===========
Industrial Services -- 14.3%
Advertising/Publishing - 0.7%
   True North Communications                      66,000               1,773,750
                                                                     -----------
Commercial Services - 1.4%
   ABM Industries Incorporated                    59,800               2,070,575
   Angelica Corporation                           64,700               1,205,037
                                                                     -----------
                                                                       3,275,612
                                                                     -----------
Engineering and Construction - 1.5%
   Sevenson Environmental Services                96,960                 824,160
   Stone & Webster                                87,300               2,902,725
                                                                     -----------
                                                                       3,726,885
                                                                     -----------
Food/Tobacco Processors - 1.4%
   DIMON Incorporated                            178,300               1,326,106
   Universal Corporation                          60,000               2,107,500
                                                                     -----------
                                                                       3,433,606
                                                                     -----------
Industrial Distribution - 1.1%
   Central Steel & Wire Company                    3,898               2,775,376
                                                                     -----------
Printing - 2.8%
   Ennis Business Forms                          311,500               3,095,531
   The Standard Register Company                 122,100               3,777,469
                                                                     -----------
                                                                       6,873,000
                                                                     -----------
Transportation and Logistics - 5.4%
   Air Express International
    Corporation                                  138,500               3,012,375
   Airborne Freight Corporation                   25,000                 901,563
   Arnold Industries                             145,300               2,342,963
   Circle International Group                    151,400               3,103,700
   Frozen Food Express Industries                186,135               1,465,813
   The Pittston BAX Group                        203,200               2,260,600
                                                                     -----------
                                                                      13,087,014
                                                                     -----------
                                                                      34,945,243
                                                                     ===========

                                                  SHARES                VALUE
                                                  ------                -----
Natural Resources -- 6.4%
Energy Services - 2.3%
   Carbo Ceramics                                102,500            $  1,793,750
   Helmerich & Payne                             192,100               3,721,938
                                                                    ------------
                                                                       5,515,688
                                                                    ------------
Gold - 1.0%
   Anglogold Limited ADR+                        128,600               2,515,737
                                                                    ------------
Oil and Gas - 2.0%
   Devon Energy Corporation                       87,300               2,679,019
   Tidewater                                      95,000               2,202,813
                                                                    ------------
                                                                       4,881,832
                                                                    ------------
Real Estate - 1.1%
   Chelsea GCA Realty                             78,000               2,778,750
                                                                    ------------
                                                                      15,692,007
                                                                    ============
Technology -- 4.1%
Aerospace/Defense - 2.1%
   Curtiss-Wright Corporation                     66,800               2,546,750
   Woodward Governor Company                     116,600               2,579,775
                                                                    ------------
                                                                       5,126,525
                                                                    ------------
Components and Systems - 0.6%
   Penn Engineering and
    Manufacturing Cl. A                           78,300               1,546,425
                                                                    ------------
Distribution - 0.6%
   Richardson Electronics                        142,400               1,370,600
                                                                    ------------
Semiconductors and Equipment - 0.6%
   Helix Technology Corporation                  114,700               1,491,100
                                                                    ------------
Software/Services - 0.2%
   Comdisco                                       32,600                 533,088
                                                                    ------------
                                                                      10,067,738
                                                                    ============
Miscellaneous -- 4.9%                                                 12,098,184
                                                                    ============
TOTAL COMMON STOCKS
   (Cost $189,041,042)                                               190,741,633
                                                                    ============
PREFERRED STOCK -- 0.3%
   Vornado Realty Trust (Conv.)
   (Cost $759,531)                                15,000                 727,500
                                                                    ============


18   THE ROYCE FUNDS ANNUAL REPORT 1998

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE TOTAL RETURN FUND                                        DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                               PRINCIPAL
                                                AMOUNT                 VALUE
                                                ------                 -----
CORPORATE BONDS -- 6.3%
Amkor Technologies 5.75%
   Conv. Sub. Note due 5/01/03                $  500,000            $    470,000
Charming Shoppes 7.50%
   Conv. Sub. Note due 7/15/06                 5,250,000               4,725,000
Credence Systems Corporation 5.25%
   Conv. Sub. Note due 9/15/02                 1,000,000                 740,000
Cymer 3.50%
   Conv. Sub. Note due 8/06/04                 1,000,000                 740,000
FirstWorld Communications 0%
   Sr. Note due 4/15/08                        1,000,000                 303,750
HMT Technology Corporation 5.75%
   Conv. Sub. Note due 1/15/04                 2,500,000               2,009,375
MacNeal-Schwendler Corporation 7.875%
   Conv. Sub. Deb. due 8/18/04                 3,465,000               3,187,800
Richardson Electronics 8.25%
   Conv. Sub. Deb. due 6/15/06                 1,657,000               1,408,450
Standard Commercial 7.25%
   Conv. Sub. Deb. due 3/31/07                   500,000                 365,000
Sunglass Hut International 5.25%
   Conv. Sub. Note due 6/15/03                 1,750,000               1,207,500
System Software Associates 7.00%
   Conv. Sub. Note due 9/15/02                   500,000                 353,125
                                                                    ------------
TOTAL CORPORATE BONDS
   (Cost $16,227,570)                                                 15,510,000
                                                                    ============

                                               PRINCIPAL
                                                AMOUNT                 VALUE
                                                ------                 -----
U.S. TREASURY OBLIGATION -- 2.9%
U.S. Treasury Note
   4.625%, due 12/31/00
   (Cost $7,009,844)                          $7,000,000            $  7,010,920
                                                                    ============
REPURCHASE AGREEMENT -- 16.5%
   State Street Bank and Trust Company, 4.25%
   dated 12/31/98, due 1/04/99, maturity value
   $40,419,078 (collateralized by U.S. Treasury
   Bonds, 10.625% due 8/15/15, valued at
   $41,214,709)
   (Cost $40,400,000)
                                                                      40,400,000
                                                                    ============
TOTAL INVESTMENTS -- 103.8%
   (Cost $253,437,987)
                                                                     254,390,053
LIABILITIES LESS CASH
 AND OTHER ASSETS --(3.8)%
                                                                      (9,400,696)
                                                                    ------------
NET ASSETS -- 100.0%
                                                                    $244,989,357
                                                                    ============

--------------------------------------------------------------------------------

 + American Depository Receipt.
++ At December 31, 1998, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.


INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $253,493,682. At December 31, 1998,net unrealized appreciation for all securities was $896,371, consisting of aggregate gross unrealized appreciation of $12,804,069 and aggregate gross unrealized depreciation of $11,907,698. The Fund designated $3,116,503 as a capital gain dividend for the purpose of the dividend paid deduction.


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



                                         THE ROYCE FUNDS ANNUAL REPORT 1998   19

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE LOW-PRICED STOCK FUND                                    DECEMBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS -- 94.3%

                                                  SHARES                VALUE
                                                  ------                -----
Consumer Products -- 16.0%
Food/Beverage/Tobacco - 1.6%
   800-JR CIGAR*                                  15,000             $   348,750
                                                                     -----------
Home Furnishings/Appliances - 1.3%
   Meadowcraft*                                   25,000                 279,688
                                                                     -----------
Publishing - 6.1%
   Gibson Greetings*                              57,000                 676,875
   The Topps Company*                            121,900                 609,500
                                                                     -----------
                                                                       1,286,375
                                                                     -----------
Sports and Recreation - 5.5%
   Oakley*                                        76,200                 719,137
   Sturm, Ruger & Company                         37,700                 450,044
                                                                     -----------
                                                                       1,169,181
                                                                     -----------
Other Consumer Products - 1.5%
   Lazare Kaplan International*                   45,100                 315,700
                                                                     -----------
                                                                       3,399,694
                                                                     ===========
Consumer Services -- 7.4%
Restaurants/Lodging - 1.7%
   Buffets*                                       30,400                 362,900
                                                                     -----------
Retail Stores - 5.7%
   Catherines Stores Corporation*                 22,400                 243,600
   Charming Shoppes*                             189,600                 817,650
   Suzy Shier                                     22,000                 136,735
                                                                     -----------
                                                                       1,197,985
                                                                     -----------
                                                                       1,560,885
                                                                     ===========
Financial Intermediaries -- 4.1%
Insurance - 4.1%
   Highlands Insurance Group*                     30,000                 391,875
   PMA Capital Corporation Cl. A                  24,800                 485,150
                                                                     -----------
                                                                         877,025
                                                                     ===========
Financial Services -- 3.7%
Investment Management - 2.7%
   Phoenix Investment Partners                    22,900                 193,219
   The Pioneer Group                              18,700                 369,325
                                                                     -----------
                                                                         562,544
                                                                     -----------
Other Financial Services - 1.0%
   Aames Financial Corporation                    67,000                 213,563
                                                                     -----------
                                                                         776,107
                                                                     ===========
Health -- 6.2%
Commercial Service - 0.9%
   Young Innovations*                             15,000                 196,875
                                                                     -----------

                                                  SHARES                VALUE
                                                  ------                -----
Drugs and Biotech - 5.3%
   ImClone Systems Incorporated*                  25,000             $   226,562
   International Isotopes*                        15,000                 240,000
   The Liposome Company*                          25,000                 385,938
   NeXstar Pharmaceuticals*                       27,900                 258,075
                                                                     -----------
                                                                       1,110,575
                                                                     -----------
                                                                       1,307,450
                                                                     ===========
Industrial Products -- 5.6%
Building Systems and Components - 2.2%
   Falcon Products                                39,000                 468,000
                                                                     -----------
Paper and Packaging - 1.3%
   PalEx*                                         36,400                 275,275
                                                                     -----------
Pumps, Valves and Bearings - 0.4%
   Sun Hydraulics Corporation                     10,000                  83,125
                                                                     -----------
Specialty Chemicals and Materials - 1.7%
   CFC International*                             44,600                 356,800
                                                                     -----------
                                                                       1,183,200
                                                                     ===========
Industrial Services -- 17.1%
Commercial Services - 0.9%
   Cornell Corrections*                           10,000                 190,000
                                                                     -----------
Engineering and Construction - 6.5%
   Insituform Technologies Cl. A*                 13,300                 192,850
   Morrison Knudsen Corporation*                  65,300                 636,675
   Sevenson Environmental Services                63,660                 541,110
                                                                     -----------
                                                                       1,370,635
                                                                     -----------
Food/Tobacco Processors - 1.4%
   Midwest Grain Products*                        22,100                 301,112
                                                                     -----------
Printing - 2.3%
   Ennis Business Forms                           50,000                 496,875
                                                                     -----------
Transportation and Logistics - 6.0%
   AirNet Systems*                                10,000                 143,750
   Arnold Industries                              36,200                 583,725
   Frozen Food Express Industries                 68,000                 535,500
                                                                     -----------
                                                                       1,262,975
                                                                     -----------
                                                                       3,621,597
                                                                     ===========
Natural Resources -- 11.8%
Energy Services - 3.8%
   Global Industries*                             60,000                 367,500
   Input Output*                                  60,000                 438,750
                                                                     -----------
                                                                         806,250
                                                                     -----------
Oil and Gas - 8.0%
   Tom Brown*                                     51,500                 516,609
   Denbury Resources*                            125,000                 507,813
   Titan Exploration*                            102,700                 673,969
                                                                     -----------
                                                                       1,698,391
                                                                     -----------
                                                                       2,504,641
                                                                     ===========


20   THE ROYCE FUNDS ANNUAL REPORT 1998

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE LOW-PRICED STOCK FUND                                    DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                  SHARES                VALUE
                                                  ------                -----
Technology -- 17.4%
Components and Systems - 4.1%
   Advanced Energy Industries*                    10,000             $   250,000
   Coherent*                                      21,800                 271,137
   Newport Corporation                            20,000                 337,500
                                                                     -----------
                                                                         858,637
                                                                     -----------
Distribution - 3.7%
   Richardson Electronics                         81,200                 781,550
                                                                     -----------
Semiconductors and Equipment - 3.9%
   Electroglas*                                   20,000                 235,000
   Helix Technology Corporation                   46,000                 598,000
                                                                     -----------
                                                                         833,000
                                                                     -----------
Software/Services - 2.7%
   JDA Software Group*                            35,100                 340,031
   Tyler Corporation*                             38,500                 235,813
                                                                     -----------
                                                                         575,844
                                                                     -----------
Telecommunications - 3.0%
   REMEC*                                         16,200                 291,600
   Xylan Corporation*                             20,000                 351,250
                                                                     -----------
                                                                         642,850
                                                                     -----------
                                                                       3,691,881
                                                                     ===========

                                                  SHARES                VALUE
                                                  ------                -----
Miscellaneous -- 5.0%                                                $ 1,054,531
                                                                     ===========
TOTAL COMMON STOCKS
   (Cost $19,323,899)
                                                                      19,977,011
                                                                     ===========
PREFERRED STOCK -- 1.1%
   DECS Trust (Conv.)
   (Cost $275,187)                                25,000                 234,375
                                                                     ===========
REPURCHASE AGREEMENT -- 3.8%
   State Street Bank and Trust Company, 4.25%
   dated 12/31/98, due 1/04/99, maturity value
   $800,378 (collateralized by U.S. Treasury
   Notes, 6.375% due 4/30/99, valued at
   $818,050)
   (Cost $800,000)                                                       800,000
                                                                     ===========
TOTAL INVESTMENTS -- 99.2%
   (Cost $20,399,086)                                                 21,011,386

CASH AND OTHER ASSETS
 LESS LIABILITIES -- 0.8%
                                                                         162,221
                                                                     -----------
NET ASSETS -- 100.0%
                                                                     $21,173,607
                                                                     ===========

--------------------------------------------------------------------------------

* Non-income producing.


INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $20,399,086. At December 31, 1998, net unrealized appreciation for all securities was $612,300, consisting of aggregate gross unrealized appreciation of $2,327,970 and aggregate gross unrealized depreciation of $1,715,670. The Fund designated $38,584 as a capital gain dividend for the purpose of the dividend paid deduction.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                         THE ROYCE FUNDS ANNUAL REPORT 1998   21

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE FINANCIAL SERVICES FUND                                  DECEMBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS -- 77.8%

                                                  SHARES                VALUE
                                                  ------                -----
Financial Services -- 72.0%
Banking - 0.4%
   Barclays ADR+                                     100             $     9,000
                                                                     -----------
Information and Processing - 3.8%
   American Express Company                          100                  10,225
   Duff & Phelps Credit Rating                       500                  27,406
   Fair Isaac and Company,
    Incorporated                                   1,000                  46,187
                                                                     -----------
                                                                          83,818
                                                                     -----------
Insurance - 47.1%
   Alleghany Corporation*                            300                  56,363
   W. R. Berkley                                   2,000                  68,125
   CNA Surety Corporation*                         2,000                  31,500
   Chicago Title Corporation                       1,000                  46,937
   The Commerce Group                              1,000                  35,438
   Fremont General Corporation                     1,000                  24,750
   Fund American Enterprises
    Holdings                                         500                  70,031
   Highlands Insurance Group*                      3,000                  39,187
   Leucadia National Corporation                   2,000                  63,000
   Medical Assurance*                              1,364                  45,097
   NYMAGIC                                         1,500                  31,125
   The Navigators Group*                           4,000                  62,000
   Orion Capital Corporation                       2,000                  79,625
   PICO Holdings*                                  2,100                  27,825
   PMA Capital Corporation Cl. A                   4,600                  89,988
   PXRE Corporation                                1,500                  37,594
   Trenwick Group                                  2,500                  81,562
   Wesco Financial Corporation                       100                  35,475
   Zenith National Insurance                       4,500                 104,063
                                                                     -----------
                                                                       1,029,685
                                                                     -----------
Insurance Brokers - 7.3%
   E.W. Blanch Holdings                            1,500                  71,156
   Arthur J. Gallagher & Co.                       2,000                  88,250
                                                                     -----------
                                                                         159,406
                                                                     -----------

                                                  SHARES                VALUE
                                                  ------                -----
Investment Management - 8.6%
   Affiliated Managers Group*                      1,600             $    47,800
   Amvescap ADR+                                     200                   7,700
   C.I. Fund Management                            2,000                  18,319
   The John Nuveen Company Cl. A                   1,500                  55,688
   Phoenix Investment Partners                     6,000                  50,625
   U.S. Global Investors Cl. A*                    5,000                   7,812
                                                                     -----------
                                                                         187,944
                                                                     -----------
Securities Brokers - 4.8%
   The Bear Stearns Companies                        700                  26,162
   Legg Mason                                      1,500                  47,344
   Raymond James Financial                         1,500                  31,688
                                                                     -----------
                                                                         105,194
                                                                     -----------
                                                                       1,575,047
                                                                     ===========
Industrial Services -- 0.8%
Printing - 0.8%
   Bowne & Co.                                     1,000                  17,875
                                                                     ===========
Miscellaneous -- 5.0%
                                                                         108,312
                                                                     ===========
TOTAL COMMON STOCKS
   (Cost $1,545,923)
                                                                       1,701,234
                                                                     ===========


REPURCHASE AGREEMENT -- 22.8%
   State Street Bank and Trust Company, 4.25%
   dated 12/31/98, due 1/04/99, maturity value
   $500,236 (collateralized by Federal Home Loan
   Bank, 5.60% due 8/24/00, valued at $512,249)
   (Cost $500,000)
                                                                         500,000
                                                                     ===========
TOTAL INVESTMENTS -- 100.6%
   (Cost $2,045,923)
                                                                       2,201,234
LIABILITIES LESS CASH AND
  OTHER ASSETS -- (0.6)%
                                                                         (13,685)
                                                                     -----------
NET ASSETS -- 100.0%
                                                                     $ 2,187,549
                                                                     ===========

--------------------------------------------------------------------------------

* Non-income producing.
+ American Depository Receipt.


INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $2,045,923. At December 31, 1998, net unrealized appreciation for all securities was $155,311, consisting of aggregate gross unrealized appreciation of $227,842 and aggregate gross unrealized depreciation of $72,531. The Fund designated $139,477 as a capital gain dividend for the purpose of the dividend paid deduction.


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


22   THE ROYCE FUNDS ANNUAL REPORT 1998

STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                            Royce Total        Royce Low-       Royce Financial
                                                                            Return Fund     Priced Stock Fund    Services Fund
                                                                            -----------     -----------------    -------------
ASSETS:
Investments at value (identified cost $213,037,987, $19,599,086 and
 $1,545,923, respectively)                                                 $213,990,053        $20,211,386        $1,701,234
Repurchase agreements (at cost and value)                                    40,400,000            800,000           500,000
Cash                                                                             31,160              9,832           101,908
Receivable for investments sold                                              11,602,888            108,889            72,459
Receivable for capital shares sold                                            1,805,572            175,068                --
Receivable for dividends and interest                                           855,243              5,511             2,111
Prepaid expenses and other assets                                                 7,110                996             3,549
------------------------------------------------------------------------------------------------------------------------------
 Total Assets                                                               268,692,026         21,311,682         2,381,261
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                            22,807,141                 --           187,396
Payable for capital shares redeemed                                             582,344             96,334                --
Payable for investment advisory fees                                            184,335             18,726                --
Accrued expenses                                                                128,849             23,015             6,316
------------------------------------------------------------------------------------------------------------------------------
 Total Liabilities                                                           23,702,669            138,075           193,712
------------------------------------------------------------------------------------------------------------------------------
 Net Assets                                                                $244,989,357        $21,173,607        $2,187,549
==============================================================================================================================
ANALYSIS OF NET ASSETS:
Undistributed net investment income                                        $      --           $     --           $    1,485
Accumulated net realized gain on investments                                 10,379,577            943,082            63,131
Net unrealized appreciation on investments                                      952,066            612,303           155,311
Capital shares                                                                   32,423              3,046               359
Additional paid-in capital                                                  233,625,291         19,615,176         1,967,263
------------------------------------------------------------------------------------------------------------------------------
 Net Assets                                                                $244,989,357        $21,173,607        $2,187,549
==============================================================================================================================
SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)        32,423,315          3,045,939           358,766
==============================================================================================================================
NET ASSET VALUES (Net Assets [divided by] Shares Outstanding):
(offering and redemption price* per share)                                 $       7.56        $      6.95        $     6.10
==============================================================================================================================

*Shares redeemed within one year of purchase are subject to a 1% redemption fee, payable to the Fund.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                         THE ROYCE FUNDS ANNUAL REPORT 1998   23

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         ================================
                                                              Royce Total Return Fund
                                                         --------------------------------
                                                            Year ended       Year ended
                                                           December 31,     December 31,
                                                               1998             1997
                                                         ================================
INVESTMENT OPERATIONS:
 Net investment income (loss)                            $  4,629,697      $  1,696,026
 Net realized gain on investments                          15,482,353         2,348,301
 Net change in unrealized appreciation on investments     (10,546,575)        5,872,331
-----------------------------------------------------------------------------------------
 Net increase in net assets from investment operations      9,565,475         9,916,658
-----------------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net investment income                                     (4,676,552)       (1,647,104)
 Net realized gain on investments                          (4,986,404)       (2,179,092)
-----------------------------------------------------------------------------------------
 Total distributions                                       (9,662,956)       (3,826,196)
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
 Value of shares sold                                     224,193,061        87,984,309
 Value of shares issued in connection with the
  merger of Royce Equity Income Fund                               --        34,543,545
 Distributions reinvested                                   8,855,052         3,420,793
 Value of shares redeemed                                (108,407,737)      (17,826,184)
-----------------------------------------------------------------------------------------
 Net increase (decrease) in net assets from capital
  share transactions                                      124,640,376       108,122,463
-----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                     124,542,895       114,212,925
NET ASSETS:
 Beginning of year                                        120,446,462         6,233,537
-----------------------------------------------------------------------------------------
 End of year (a)                                         $244,989,357      $120,446,462
=========================================================================================
CAPITAL SHARE TRANSACTIONS (in shares):
 Shares sold                                               29,334,388        12,060,292
 Shares issued in connection with the
  merger of Royce Equity Income Fund                               --         4,913,733
 Shares issued for reinvestment of distributions            1,199,870           456,108
 Shares redeemed                                          (14,135,279)       (2,396,674)
-----------------------------------------------------------------------------------------
 Net increase (decrease) in shares outstanding             16,398,979        15,033,459
-----------------------------------------------------------------------------------------

                                                         ==============================================================
                                                           Royce Low-Priced Stock Fund    Royce Financial Services Fund
                                                         -------------------------------  -----------------------------
                                                            Year ended       Year ended     Year ended     Year ended
                                                           December 31,     December 31,   December 31,   December 31,
                                                               1998             1997           1998           1997
                                                         ==============================================================
INVESTMENT OPERATIONS:
 Net investment income (loss)                            $   (22,279)     $   (80,293)     $      105     $     (329)
 Net realized gain on investments                          1,031,027        1,443,527         122,034        415,392
 Net change in unrealized appreciation on investments       (925,593)       1,637,540          24,356        (44,868)
-----------------------------------------------------------------------------------------------------------------------
 Net increase in net assets from investment operations        83,155        3,000,774         146,495        370,195
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net investment income                                            --               --              --         (5,069)
 Net realized gain on investments                            (95,688)      (1,717,330)       (201,736)      (325,296)
-----------------------------------------------------------------------------------------------------------------------
 Total distributions                                         (95,688)      (1,717,330)       (201,736)      (330,365)
-----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
 Value of shares sold                                     14,794,912        6,050,197         600,031        431,866
 Value of shares issued in connection with the
  merger of Royce Equity Income Fund                              --               --              --             --
 Distributions reinvested                                     94,106        1,599,306         190,929        324,635
 Value of shares redeemed                                (11,799,296)      (6,741,432)       (943,867)      (348,519)
-----------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets from capital
  share transactions                                       3,089,722          908,071        (152,907)       407,982
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                      3,077,189        2,191,515        (208,148)       447,812
NET ASSETS:
 Beginning of year                                        18,096,418       15,904,903       2,395,697      1,947,885
-----------------------------------------------------------------------------------------------------------------------
 End of year (a)                                         $21,173,607      $18,096,418      $2,187,549     $2,395,697
=======================================================================================================================
CAPITAL SHARE TRANSACTIONS (in shares):
 Shares sold                                               2,009,166          873,778          93,061         63,855
 Shares issued in connection with the
  merger of Royce Equity Income Fund                              --               --              --             --
 Shares issued for reinvestment of distributions              14,237          233,476          32,035         52,786
 Shares redeemed                                          (1,632,413)        (978,403)       (152,331)       (53,525)
-----------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in shares outstanding               390,990          128,851         (27,235)        63,116
-----------------------------------------------------------------------------------------------------------------------

(a) Includes undistributed net investment income of $0, $0 and $1,485 in 1998 and $35,955, $0 and $0 in 1997 for Royce Total Return Fund, Royce Low-Priced Stock Fund and Royce Financial Services Fund, respectively.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


24   THE ROYCE FUNDS ANNUAL REPORT 1998

STATEMENTS OF OPERATIONS                            YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                             Royce Total          Royce Low-        Royce Financial
                                                             Return Fund      Priced Stock Fund      Services Fund
                                                             -----------      -----------------      -------------
INVESTMENT INCOME:
Income:
  Dividends                                                 $  4,494,011         $  168,600            $ 35,692
  Interest                                                     2,240,640            118,852                 163
-------------------------------------------------------------------------------------------------------------------
   Total Income                                                6,734,651            287,452              35,855
-------------------------------------------------------------------------------------------------------------------
Expenses:
  Investment advisory fees                                     1,683,963            311,810              35,990
  Distribution fees                                                   --             51,968               5,998
  Shareholder servicing                                          179,533             21,422               1,120
  Shareholder reports                                            156,381             26,734               4,941
  Custodian                                                       71,550             26,596               7,759
  Administrative and office facilities                            60,020              9,203               1,157
  Registration                                                    47,185             14,420               9,278
  Professional fees                                               44,948             12,033               5,601
  Trustees' fees                                                  19,838              2,607                 319
  Other expenses                                                  15,374              4,200               4,546
-------------------------------------------------------------------------------------------------------------------
   Total Expenses                                              2,278,792            480,993              76,709
   Fees Waived by Investment Adviser and Distributor            (173,838)          (171,262)            (40,959)
-------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                2,104,954            309,731              35,750
-------------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                                4,629,697            (22,279)                105
-------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                             15,482,353          1,031,027             122,034
 Net change in unrealized appreciation on investments        (10,546,575)          (925,593)             24,356
-------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments               4,935,778            105,434             146,390
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS       $  9,565,475         $   83,155            $146,495
===================================================================================================================


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                  NET REALIZED AND   DISTRIBUTIONS
              NET ASSET VALUE,   NET INVESTMENT      UNREALIZED           FROM        DISTRIBUTIONS FROM
                  BEGINNING          INCOME            GAIN ON       NET INVESTMENT    NET REALIZED GAIN
                  OF PERIOD          (LOSS)          INVESTMENTS         INCOME         ON INVESTMENTS
--------------------------------------------------------------------------------------------------------
 ROYCE TOTAL RETURN FUND (a)
       1998       $7.52              $0.15              $0.20           $(0.15)             $(0.16)
       1997        6.29               0.11               1.38            (0.11)              (0.15)
       1996        5.76               0.14               1.28            (0.16)              (0.73)
       1995        5.12               0.13               1.24            (0.13)              (0.60)
       1994        5.00               0.02               0.24            (0.02)              (0.12)
 ROYCE LOW-PRICED STOCK FUND (b)
       1998       $6.82             $(0.01)             $0.17           $   --              $(0.03)
       1997        6.30              (0.03)              1.26               --               (0.71)
       1996        5.62              (0.03)              1.31               --               (0.60)
       1995        5.07                 --               1.14               --               (0.59)
       1994        5.01              (0.03)              0.18               --               (0.09)
 ROYCE FINANCIAL SERVICES FUND (c)
       1998       $6.21             $   --              $0.48           $   --              $(0.59)
       1997        6.03                 --               1.16            (0.02)              (0.96)
       1996        5.68               0.01               0.81               --               (0.47)
       1995        5.06                 --               1.07               --               (0.45)
       1994        5.00                 --               0.06               --                  --



      NET ASSET                                                      RATIO OF NET
        VALUE,               NET ASSETS,    RATIO OF EXPENSES         INVESTMENT       PORTFOLIO
         END       TOTAL    END OF PERIOD       TO AVERAGE         INCOME (LOSS) TO    TURNOVER
      OF PERIOD   RETURN   (IN THOUSANDS)       NET ASSETS        AVERAGE NET ASSETS     RATE
------------------------------------------------------------------------------------------------
 ROYCE TOTAL RETURN FUND (a)
        $7.56       4.8%      $244,989             1.25%                  2.75%           66%
         7.52      23.7%       120,446             1.25%                  3.15%           26%
         6.29      25.5%         6,234             1.25%                  2.50%          111%
         5.76      26.9%         2,548             1.67%                  2.42%           68%
         5.12       5.2%         1,656             1.96%                  0.49%           88%
 ROYCE LOW-PRICED STOCK FUND (b)
        $6.95       2.4%      $ 21,174             1.49%                (0.11)%          111%
         6.82      19.5%        18,096             1.49%                (0.47)%           99%
         6.30      22.8%        15,905             1.88%                (0.67)%          137%
         5.62      22.5%         4,215             1.97%                (1.11)%          114%
         5.07       3.0%         1,880             1.89%                (1.11)%           95%
 ROYCE FINANCIAL SERVICES FUND (c)
        $6.10       8.0%      $  2,188             1.49%                 0.00%            62%
         6.21      19.4%         2,396             1.49%                (0.01)%           66%
         6.03      14.6%         1,948             1.56%                 0.17%            81%
         5.68      21.2%         1,627             1.97%                (0.58)%          106%
         5.06       1.2%           514             1.78% *               0.00% *           0%

(a) Expense ratios are shown after fee waivers by the investment adviser and distributor. For the periods ended December 31, 1998, 1997, 1996, 1995 and 1994, the expense ratios before the waivers would have been 1.35%, 1.67%, 2.23%, 2.38% and 3.21%, respectively.
(b) Expense ratios are shown after fee waivers by the investment adviser and distributor. For the periods ended December 31, 1998, 1997, 1996, 1995 and 1994, the expense ratios before the waivers would have been 2.31%, 2.38%, 2.59%, 3.47% and 3.63%, respectively.
(c) Expense ratios are shown after fee waivers by the investment adviser and distributor. For the periods ended December 31, 1998, 1997, 1996, 1995 and 1994, the expense ratios before the waivers would have been 3.20%, 3.04%, 3.31%, 3.72% and 3.69%, respectively. The Fund commenced operations on December 15, 1994.
  * Annualized.


                                         THE ROYCE FUNDS ANNUAL REPORT 1998   25

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Summary of Significant Accounting Policies:

     Royce Total Return Fund, Royce Low-Priced Stock Fund and Royce Financial Services Fund (the "Fund" or "Funds") are three series of The Royce Fund (the "Trust"), a diversified open-end management investment company organized as a Delaware business trust. Royce Total Return Fund and Royce Low-Priced Stock Fund commenced operations on December 15, 1993. Royce Financial Services Fund commenced operations on December 15, 1994 as Royce Global Services Fund and changed its name, investment objective and policies on November 25, 1997 to concentrate its investments in the financial services industry.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


 Valuation of investments:

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.


 Investment transactions and related investment income:

     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.


 Expenses:

     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund's operations, while expenses applicable to one or more series of the Trust are allocated in an equitable manner. Allocated personnel costs of employees of The Royce Funds are included in administrative and office facilities expenses.


 Taxes:

     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. The Schedules of Investments include information regarding income taxes under the caption "Income Tax Information".


 Distributions:

     Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.


 Repurchase agreements:

     The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Funds' assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.


Investment Adviser and Distributor:

     Under the Trust's investment advisory agreements with Royce & Associates, Inc. ("Royce"), Royce is entitled to receive management fees, which are computed daily and payable monthly, at an annual rate of 1.0%, 1.5% and 1.5% of the average net assets of Royce Total Return Fund, Royce Low-Priced Stock Fund and Royce Financial Services Fund, respectively. The Investment Adviser had voluntarily committed to waive its fees to the extent necessary to maintain the ratio of expenses to average net assets at or below 1.25%, 1.49% and 1.49% of the average net assets of Royce Total Return Fund, Royce Low-Priced Stock Fund and Royce Financial Services Fund, respectively for the year ended December 31, 1998. For the year ended December 31, 1998, Royce Total Return Fund, Royce Low-Priced Stock Fund and Royce Financial Services Fund recorded advisory fees of $1,510,125 (net of voluntary waivers of $173,838), $192,516 (net of voluntary waivers of $119,294) and $1,029 (net of voluntary waivers of $34,961), respectively.


26   THE ROYCE FUNDS ANNUAL REPORT 1998

--------------------------------------------------------------------------------

     Royce Fund Services, Inc. ("RFS"), the distributor of the Trust's shares, is an affiliate of Royce. RFS voluntarily waived distribution fees for Royce Low-Priced Stock Fund and Royce Financial Services Fund of $51,968 and $5,998, respectively, for the year ended December 31, 1998. The 12b-1 distribution plan provides for maximum fees at an annual rate of .25% of the average net assets of each of these funds. Effective December 31, 1997, the 12b-1 distribution plan for Royce Total Return Fund was terminated.


Purchases and Sales of Investment Securities:

     For the year ended December 31, 1998, the cost of purchases and the proceedsfrom sales of investment securities, other than short-term securities, were as follows:


========================================================================================
                       Royce                   Royce                      Royce
                 Total Return Fund     Low-Priced Stock Fund     Financial Services Fund
                 -----------------     ---------------------     -----------------------
  Purchases         $208,412,692            $23,644,168                $1,148,661
----------------------------------------------------------------------------------------
  Sales             $102,799,672            $20,068,681                $1,503,053
========================================================================================


Transactions in Shares of Affiliated Companies:

     An "Affiliated Company", as defined in the Investment Company Act of 1940, is a company in which a Fund owns at least 5% of the company's outstanding voting securities. Royce Total Return Fund effected the following transactions in shares of such companies for the year ended December 31, 1998.

=============================================================================================
                             Purchases               Sales
                             ---------               -----
      Affiliated                                                       Realized      Dividend
       Company            Shares     Cost     Shares       Cost       Gain/Loss       Income
       -------            ------     ----     ------       ----       ---------       ------
Paul Mueller Company        --        --       1,300     $53,950       $1,574        $144,360
=============================================================================================



Merger Information:
     On June 17, 1997, Royce Total Return Fund acquired all of the assets and assumed all of the liabilities of Royce Equity Income Fund. Based on the opinion of Fund counsel, the acquisition, which was approved by the shareholders of Royce Equity Income Fund on May 28, 1997, qualified as a tax-free reorganization for Federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. Royce Equity Income Fund's net assets, including $5,201,557 of unrealized appreciation, were combined with Royce Total Return Fund for total net assets after the acquisition of $63,558,350. Costs associated with the acquisition were borne by the Investment Adviser.


                                         THE ROYCE FUNDS ANNUAL REPORT 1998   27

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees of The Royce Fund and the Shareholders of Royce Total Return Fund, Royce Low-Priced Stock Fund and Royce Financial Services Fund:

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Royce Total Return Fund, Royce Low-Priced Stock Fund, and Royce Financial Services Fund (the "Funds") at December 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



 PricewaterhouseCoopers LLP
 Boston, Massachusetts
 February 10, 1999


28   THE ROYCE FUNDS ANNUAL REPORT 1998

POSTSCRIPT
--------------------------------------------------------------------------------

[Background graphic: rubber ball and jacks]

"FURBY-MANIA"

A member of our senior investment staff told us this tale of holiday shopping mania.


Like all dutiful Dads, I do my best to help my wife out with Christmas shopping. Of course, having an office a block away from FAO Schwartz doesn't hurt. This year we faced the same problem that every parent of young children faces every Christmas. The names may change, but the dilemma is as old as St. Nick himself. I can sum it up in one word -- Furby.

     At first my wife and I, delusional, I guess, with terror at being unable to locate one of these odd furry fellows, tried to convince our child that something else -- a teddy bear or jigsaw puzzle -- might be a little easier on Santa. With the curious combination of awe and greed that afflicts every youngster at this time of year, our little darling sweetly replied,"Santa will bring me a Furby because Santa can do anything."

     We made a few more lame attempts to stem the tide. "If you don't stop pestering your mother and me," I announced around the 18th, "you'll wind up with coal in your stocking," a statement that produced a torrent of tears and a demand from my wife that I limit my conversations with the children to the injustices of trading spreads on micro-cap stocks until after Christmas. I was also put on solo Furby procurement duty.

     First I tried using one of those online bidding sites. Nothing in my years of trading stocks on Wall Street prepared me for the brutality and ruthlessness of desperate parents vying for Furbies. I realized as I bid $200 for a toy with as much intrinsic value as a pair of sweat socks that I had forgotten everything I had learned about value investing, but I didn't care -- I had to get a Furby or risk sleeping in the reindeer stable. But I couldn't do it. My instincts as a value investor were too strong, and a housewife from Des Moines bid the last remaining one away from me for $220.

     It was almost lunch time on the 23rd. No Furby. Suddenly, the phone rang. It was an old college friend, "Fast" Eddie. Eddie is a buyer for FAO Schwartz. "Listen, I could be fired for even thinking about telling you this, but a shipment of Furbies is coming in today at 3:00, on the floor by 3:30. Remember, you never spoke to me!" Before I could even muster a "And how are you, Eddie," he hung up. Talk about insider information!

     At 3:15 I was out the door and headed down West 58th Street toward the toy Mecca of midtown Manhattan, casually elbowing tourists foolish enough to get in my way. Just as I got through the door, I saw Eddie ducking into a stairwell and out of sight. I recognized a young portfolio manager of a very aggressive growth fund running toward the back of the store, scattering children in his wake. I followed, knowing how these growth guys are always after the next big thing.

     Were we too late? Through a maze of shouting kids and pushy parents, all I could see was a Furby display and some empty shelves. My watch said 3:28! Suddenly, I heard a scream and the sound of something falling. Apparently, my young portfolio manager friend was reaching for the last Furby when he was hit with an avalanche of discounted Tickle-Me-Elmos and Sing-and-Snore Ernies, the Furbies of 1996 and 1997, now being hawked for a fraction of their original price as part of a display called "Precious Memories of Christmas Past." I could just make out his outstretched hand and the very top of his head, the rest of him buried under a sea of red Elmo fur. As I bent down to see if he was all right, a kindly old woman gently scooped the last Furby from the floor. "Buy, buy, I don't care how high it goes, I need that stock," murmured my friend, obviously dizzy from so many furry blows to the head.

     Fortunately, he was fine, just a little shaken up. I returned to the office disappointed, but grateful that my brush with Furby-mania had taught me an important lesson about why we don't buy stocks the way consumers buy Furbies. If anything, we stick to Barbies, footballs and board games, the predictable but steady items that may never be this (or any) year's "gotta have it," but never really go out of style, either.

     Lost in my reflections, I barely noticed that my telephone message light was on. It was from Eddie. "Sorry I didn't get to you at the store," his message said, "but I was able to put one aside for you. Come by my office after work, and it's all yours."

     I guess it's a good thing Eddie chose toys over stocks.


[Begin Sidebar]

Furby-mania had taught
me an important lesson
about why we don't buy
stocks the way consumers
buy Furbies. If anything,
we stick to Barbies, foot-
balls and board games,
the predictable but steady
items that may never be
this (or any) year's "gotta
have it," but never really
go out of style, either.

[End Sidebar]

                                      THE
                                     ROYCE
                                     FUNDS


                   ONE OF THE INDUSTRY'S MOST EXPERIENCED AND
                 HIGHLY RESPECTED SMALL-COMPANY VALUE MANAGERS

Charles M. Royce, who has been our primary portfolio manager since 1973, enjoys one of the longest tenures of any active mutual fund manager. Today, with $2.8 billion in total assets under management, Royce & Associates remains an independent firm committed to the same principles that have served us well for more than 25 years.


                          MULTIPLE FUNDS, COMMON FOCUS

Over the years, we have chosen to concentrate on small-company value investing. Chuck Royce and his team provide investors with a range of funds that take full advantage of the large and diverse small-cap sector. Our goal is to offer both individual and institutional investors the best available small-cap value portfolios by participating in the small-cap market's total returns with below-average volatility.


                REALISTIC EXPECTATIONS AND CONSISTENT DISCIPLINE

Royce Premier Fund, Royce Total Return Fund, Pennsylvania Mutual Fund and Royce GiftShares Fund have been among the "lowest risk" small-cap equity funds available. We cultivated our approach by paying close attention to risk and by always maintaining the same discipline, regardless of market movements and trends.


                             CO-OWNERSHIP OF FUNDS

As part of this commitment, it is important that our employees and shareholders share a common financial goal; our officers, employees and their affiliates currently have approximately $35 million invested in The Royce Funds.



                                THE ROYCE FUNDS
                  1414 AVENUE OF THE AMERICAS, NEW YORK NY 10019


GENERAL INFORMATION                   ADVISOR SERVICES
Additional Report Copies              For Fund Materials, Performance Updates,
and Prospectus Inquiries              Transactions or Account Inquiries
(800) 221-4268                        (800) 33-ROYCE (337-6923)


SHAREHOLDER SERVICES                  BROKER/DEALER SERVICES
(800) 841-1180                        For Fund Materials and Performance Updates
                                      (800) 59-ROYCE (597-6923)

AUTOMATED TELEPHONE SERVICES
(800) 78-ROYCE  (787-6923)


                               www.roycefunds.com
                               funds@roycenet.com


This report must be accompanied or preceded by a current prospectus of each of the Funds.
     Please read the prospectus carefully before investing or sending money.